UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

__________________

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

INPIXON

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2479 E. Bayshore Road, Suite 195

Palo Alto, CA 94303

SPECIAL MEETING OF STOCKHOLDERS

To be Held on February 2, 2018

Dear Stockholder:

You are hereby invited to attend a Special Meeting of Stockholders of Inpixon (the “Company”) on February 2, 2018, which will be held at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 at 10:00 a.m., local time (the “Special Meeting”). Enclosed with this letter are your Notice of Special Meeting of Stockholders, Proxy Statement and proxy voting card. The Proxy Statement included with this notice discusses each of our proposals to be considered at the Special Meeting.

At the Special Meeting, you will be asked to: (1) approve an amendment to our Restated Articles of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio between 1-for-5 and 1-for-60, to be determined at the discretion of the Company’s Board of Directors (the “Board”), for the purpose of complying with Nasdaq Listing Rule 5550(a)(2), subject to the Board’s discretion to abandon such amendment; (2)approve an amendment to our Restated Articles of Incorporation to increase the number of our authorized shares of common stock from 50,000,000 to 250,000,000; (3) approve our 2018 Employee Stock Incentive Plan, to be implemented at the discretion of the Board; (4) approve the issuance of shares of our common stock upon conversion of a convertible promissory note (the “Note”) issued to an accredited investor on November 17, 2017 in accordance with the terms of the Note, as required by and in accordance with Nasdaq Listing Rule 5635; (5) approve the issuance of shares of our common stock upon exercise of the warrants to purchase common stock (the “Warrants”) to be issued to accredited investors pursuant to a securities purchase agreement, dated January 5, 2018, in accordance with the terms of the Warrants, as required by and in accordance with Nasdaq Listing rule 5635(d); (6) approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the above proposals if sufficient votes to pass the proposals are not received in time for the Special Meeting; and (7) transact such other business as may properly come before the Special Meeting or any adjournments thereof.

We previously asked our stockholders to approve proposals substantially similar to proposals 1 and 2 above at our annual meeting held on December 8, 2017 (the “Annual Meeting”). Although at least a majority of the votes cast at the Annual Meeting voted in favor of those similar proposals, under Nevada law the required vote is a majority of the outstanding shares our common stock entitled to vote. As a result, we are asking for approval of proposals 1 and 2 above at the Special Meeting.

Our Board has fixed the close of business on January 8, 2018 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment and postponements thereof.

I hope that you attend the Special Meeting in person. Whether or not you plan to be with us, please vote over the Internet, by telephone or complete, sign, date, and return your voting card promptly in the enclosed envelope.

Sincerely,

Nadir Ali
Chief Executive Officer

Palo Alto, California

January 16, 2018

2479 E. Bayshore Road, Suite 195

Palo Alto, CA 94303

Notice of Special Meeting of Stockholders

to be held February 2, 2018

To the Stockholders of Inpixon:

The Special Meeting of Stockholders will be held at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 at 10:00 a.m., local time, on February 2, 2018. During the Special Meeting, stockholders will be asked to:

(1)     approve an amendment to our Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to effect a reverse stock split of our outstanding common stock at a ratio between 1-for-5 and 1-for-60, to be determined at the discretion of the Company’s Board of Directors (the “Board”), for the purpose of complying with Nasdaq Listing Rule 5550(a)(2), subject to the Board’s discretion to abandon such amendment;

(2)     approve an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 50,000,000 to 250,000,000;

(3)     approve our 2018 Employee Stock Incentive Plan, to be implemented at the discretion of the Board;

(4)     approve the issuance of shares of our common stock upon conversion of a convertible promissory note (the “Note”) issued to an accredited investor on November 17, 2017 in accordance with the terms of the Note, as required by and in accordance with Nasdaq Listing Rule 5635;

(5)     approve the issuance of shares of our common stock upon exercise of the warrants to purchase common stock (the “Warrants”) to be issued to accredited investors pursuant to a securities purchase agreement, dated January 5, 2018, in accordance with the terms of the Warrants, as required by and in accordance with Nasdaq Listing rule 5635(d);

(6)     approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the above proposals if sufficient votes to pass the proposals are not received in time for the Special Meeting; and

(7)     transact such other business as may properly come before the Special Meeting or any adjournments thereof.

We previously asked our stockholders to approve proposals substantially similar to proposals 1 and 2 above at our annual meeting held on December 8, 2017 (the “Annual Meeting”). Although at least a majority of the votes cast at the Annual Meeting voted in favor of those similar proposals, under Nevada law the required vote is a majority of the outstanding shares our common stock entitled to vote. As a result, in addition to the other proposals included herein, we are asking for approval of proposals 1 and 2 above at the Special Meeting.

If you are a stockholder as of January 8, 2018, you may vote at the meeting. The date of mailing this Notice of Meeting and Proxy Statement is on or about January 16, 2018.

BY ORDER OF THE BOARD OF DIRECTORS,

Wendy Loundermon

Secretary

January 16, 2018

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are first being mailed, beginning on or about January 16, 2018, to owners of shares of common stock of Inpixon (which may be referred to in this Proxy Statement as “we,” “us,” “Inpixon,” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for a special meeting of stockholders to be held on February 2, 2018 at 10:00 a.m., local time, at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 (referred to as the “Special Meeting”). This proxy procedure permits all stockholders, many of whom are unable to attend the Special Meeting, to vote their shares of common stock at the Special Meeting. Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Special Meeting.

IMPORTANT NOTICE

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO VOTE OVER THE INTERNET, BY TELEPHONE, OR MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. VOTING BY USING THE ABOVE METHODS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON February 2, 2018

The Notice of Special Meeting and Proxy Statement are also available at www.proxyvote.com.

About The Special Meeting: Questions And Answers

What am I voting on?

At the Special Meeting, you will be asked to:

(1)      approve an amendment to our Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to effect a reverse stock split of our outstanding common stock, at a ratio between 1-for-5 and 1-for-60, to be determined at the discretion of the Board, for the purpose of complying with Nasdaq Listing Rule 5550(a)(2) (the “Reverse Split”), subject to the Board’s discretion to abandon the amendment (referred to in this Proxy Statement as, the “Reverse Split Proposal” or “Proposal 1”);

(2)      approve an amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock from 50,000,000 to 250,000,000 (the “Authorized Share Increase”) (referred to in this Proxy Statement as, the “Authorized Share Increase Proposal” or “Proposal 2”);

(3)      approve our 2018 Employee Stock Incentive Plan, to be implemented at the discretion of the Board (referred to in this Proxy Statement as, the “2018 Employee Stock Incentive Plan Proposal” or “Proposal 3”);

(4)      approve the issuance of shares of our common stock upon conversion of a convertible promissory note (the “Note”) issued to an accredited investor on November 17, 2017 in accordance with the terms of the Note, as required by and in accordance with Nasdaq Listing Rule 5635 (referred to in this Proxy Statement as, the “Note Proposal” or “Proposal 4”);

(5)      approve the issuance of shares of our common stock upon exercise of the warrants to purchase common stock (the “Warrants”) to be issued to accredited investors pursuant to a securities purchase agreement, dated January 5, 2018, in accordance with the terms of the Warrants, as required by and in accordance with Nasdaq Listing rule 5635(d) (referred to in this Proxy Statement as, the “Warrant Proposal” or Proposal 5”);

(6)      approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the above proposals if sufficient votes to pass the proposals are not received in time for the Special Meeting (referred to in this Proxy Statement as, the “Adjournment Proposal” or “Proposal 6”); and

(7)      transact any other business properly brought before the Special Meeting or any adjournments thereof.

Who is entitled to vote at the Special Meeting, and how many votes do they have?

Stockholders of record at the close of business on January 8, 2018 (the “Record Date”) may vote at the Special Meeting. Pursuant to the rights of our stockholders contained in our charter documents each share of our common stock has one vote. There were 47,078,788 shares of common stock outstanding on January 8, 2018. From January 8, 2018 through February 1, 2018, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call Wendy Loundermon, our Vice President of Finance and Secretary, at (703) 665-0585 to arrange a visit to our offices. In addition, the list of stockholders will be available for viewing by stockholders at the Special Meeting

How do I vote?

You may vote over the Internet, by telephone, by mail or in person at the Special Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Vote by Internet. Registered stockholders can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 1, 2018. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card.

Vote by Telephone. Registered stockholders can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on February 1, 2018. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail. If you are a registered stockholder and received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, as instructed in the proxy card. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Vote in Person at the Meeting. If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

If your Shares are held in “Street Name.” If your shares are held in the name of a bank, broker or other nominee (a “Nominee”), you will receive separate voting instructions from your Nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your Nominee. Please check with your Nominee and follow the voting instructions it provides.

You should instruct your Nominee how to vote your shares. If you do not give voting instructions to the Nominee, the Nominee will determine if it has the discretionary authority to vote on the particular matter. A Nominee cannot vote your shares on any matter that is not considered routine. Proposals 1 and 2 are considered routine matters, and your Nominee will be able to vote on these matters even if it does not receive instructions from you, so long as it holds your shares in its name. Proposals 3-7 are not considered routine matters. If you do not instruct your Nominee how to vote with respect to these matters, your Nominee may not vote with respect to these proposals and those votes will be counted as “broker non-votes.” Broker non-votes” are shares that are held in “street name” by a bank, brokerage firm or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. We encourage you to provide voting instructions to your Nominee. This ensures that your shares will be voted at the Special Meeting according to your instructions. You should receive directions from your Nominee about how to submit your voting instructions to them.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, except voting in person at the meeting, you will be appointing Nadir Ali, our Chief Executive Officer, and Wendy Loundermon, our Vice President of Finance and Secretary, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares of common stock may be voted.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote FOR any proposal for which you do not indicate your vote. We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Special Meeting by:

•         notifying our Secretary, Wendy Loundermon, in writing at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303, that you are revoking your proxy;

•         submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Special Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•         attending and voting by ballot at the Special Meeting.

If your shares are held in the name of a Nominee, you should check with your Nominee and follow the voting instructions your Nominee provides.

Who will count the votes?

A representative from Broadridge Financial Solutions, Inc., will act as the inspector of election and count the votes.

What constitutes a quorum?

A majority of our shares of common stock outstanding at the Record Date must be present in person or represented by proxy to hold the Special Meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy by mail or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote those shares on Proposals 3, 4, 5 and 6. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum.

What vote is required to approve each proposal?

Approval of the Reverse Split Proposal. For Proposal 1, the affirmative vote of the holders of shares of common stock representing a majority of the issued and outstanding shares of common stock entitled to vote at the Special Meeting will be required for approval. Proposal 1 is considered a routine matter. Therefore, if your shares are held by your Nominee in “street name” and you do not provide voting instructions with respect to your shares, your Nominee may vote your unvoted shares on Proposal 1. If you ABSTAIN from voting on Proposal 1, your shares will not be voted FOR or AGAINST the proposal. Because this Proposal 1 requires an affirmative vote of the outstanding shares entitled to vote at the Special Meeting, votes to ABSTAIN will effectively be counted as votes AGAINST the proposal.

Approval of the Authorized Share Increase Proposal. For Proposal 2, the affirmative vote of the holders of shares of common stock representing a majority of the issued and outstanding shares of common stock entitled to vote at the Special Meeting will be required for approval. Proposal 2 is considered a routine matter. Therefore, if your shares are held by your Nominee in “street name” and you do not provide voting instructions with respect to your shares, your Nominee may vote your unvoted shares on Proposal 2. If you ABSTAIN from voting on Proposal 2, your shares will not be voted FOR or AGAINST the proposal. Because this Proposal 2 requires an affirmative vote of the outstanding shares entitled to vote at the Special Meeting, votes to ABSTAIN will effectively be counted as votes AGAINST the proposal.

Approval of the 2018 Employee Stock Incentive Plan Proposal. For Proposal 3, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present or represented and entitled to vote at the Special Meeting will be required for approval of Proposal 3. Proposal 3 is not considered a routine matter. Therefore, if your shares are held by your Nominee in “street name” and you do not provide voting instructions with respect to your shares your Nominee cannot vote your shares on Proposal 3. Shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 3 will not be counted as votes FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. If you ABSTAIN from voting on Proposal 3, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, such “broker non-votes” and votes to ABSTAIN will have no effect on the outcome of Proposal 3.

Approval of the Note Proposal. For Proposal 4, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present or represented and entitled to vote at the Special Meeting will be required for approval of Proposal 4. Proposal 4 is not considered a routine matter. Therefore, if your shares are held by your Nominee in “street name” and you do not provide voting instructions with respect to your shares your Nominee cannot vote your shares on Proposal 4. Shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 4 will not be counted as votes FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. If you ABSTAIN from voting on Proposal 4, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, such “broker non-votes” and votes to ABSTAIN will have no effect on the outcome of Proposal 4.

Approval of the Warrant Proposal. For Proposal 5, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present or represented and entitled to vote at the Special Meeting will be required for approval of Proposal 5. Proposal 5 is not considered a routine matter. Therefore, if your shares are held by your Nominee in “street name” and you do not provide voting instructions with respect to your shares your Nominee cannot vote your shares on Proposal 5. Shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 5 will not be counted as votes FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. If you ABSTAIN from voting on Proposal 5, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, such “broker non-votes” and votes to ABSTAIN will have no effect on the outcome of Proposal 5.

Approval of the Adjournment Proposal. For Proposal 6, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present or represented and entitled to vote at the Special Meeting will be required for approval of Proposal 6. Proposal 6 is not considered a routine matter. Therefore, if your shares are held by your Nominee in “street name” and you do not provide voting instructions with respect to your shares your Nominee cannot vote your shares on Proposal 6. Shares held in “street name” by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 6 will not be counted as votes FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. If you ABSTAIN from voting on Proposal 6, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, such “broker non-votes” and votes to ABSTAIN will have no effect on the outcome of Proposal 6.

All Other Proposals. Any other proposal that might properly come before the meeting will require the affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of stock present or represented and entitled to vote on such matter at the meeting in order to be approved, except when a different vote is required by law, our Articles of Incorporation or our by-laws, as amended.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum.

What percentage of our common stock do our directors and officers own?

As of January 8, 2018, our directors and executive officers beneficially owned less than 1% of our outstanding common stock, excluding shares of common stock issuable within sixty days. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” for more details.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail and the Internet. Further, proxies may also be solicited in person, by telephone, or facsimile. We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock.

What are the recommendations of our Board?

The recommendations of our Board are set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote FOR all of the proposals. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

Do any of the Company’s officers and directors have an interest in the proposals?

Yes. All of our executive officers and directors may participate in the proposed 2018 Employee Stock Incentive Plan and therefore, have an interest in Proposal 3.

Where can I find the voting results?

We will report the voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the end of the Special Meeting.

Who will pay the expenses incurred in connection with the solicitation of my vote?

We pay all costs and expenses related to preparation of these proxy materials and solicitation of your vote and all Special Meeting expenses. None of our directors, officers or employees will be specially compensated for these activities. We reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of our common stock, but we will not pay any compensation for their services.

PROPOSAL 1 — THE REVERSE SPLIT PROPOSAL

Background of the Reverse Split Proposal

Our Board has unanimously adopted resolutions approving a proposal to amend our Articles of Incorporation to effect the Reverse Split of all our outstanding shares of common stock, at a ratio between 1-for-5 and 1-for-60, to be determined at the discretion of the Board, for the purpose of complying with Nasdaq Listing Rule 5550(a)(2), subject to the Board’s discretion to abandon such amendment. If this proposal is approved, the Board may decide not to effect the Reverse Split if it determines that it is not in the best interests of the Company to do so. The Board does not currently intend to seek re-approval of the Reverse Split for any delay in implementing the Reverse Split unless twelve months has passed from the date of the meeting (the “Authorized Period”). If the Board determines to implement the Reverse Split, it will become effective upon filing the amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada or at such later date specified therein.

We previously asked our stockholders to approve the Reverse Split at our Annual Meeting held on December 8, 2017. Although at least a majority of the votes cast at the Annual Meeting voted in favor of the Reverse Split, under Nevada law the required vote is a majority of the outstanding shares our common stock. As a result, we are asking for approval of the Reverse Split at the Special Meeting in order to comply with Nasdaq Listing Rule 5550(a)(2).

The text of the form of the proposed amendment to our Articles of Incorporation to effect the Reverse Split, which assumes the approval of this Proposal 1, is attached hereto as Annex A.

Purpose of the Reverse Split

The primary purpose of the Reverse Split, if implemented, would be to potentially increase the market price of our common stock so that we can meet the minimum bid price rule requirements of Nasdaq. On August 14, 2017, we received a deficiency letter from Nasdaq indicating that, based on our closing bid price for the last 30 consecutive business days, we do not comply with the minimum bid price requirement of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2). The notification has no immediate effect on the listing of our common stock on the Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have a grace period of 180 calendar days, or until February 12, 2018, to regain compliance with the minimum closing bid price requirement for continued listing. In order to regain compliance, the minimum closing bid price per share of our common stock must be at least $1.00 for a minimum of ten consecutive business days. In the event we do not regain compliance by February 12, 2018, we may be afforded an additional 180-day compliance period, provided we demonstrate that we meet all other applicable standards for listing on the Nasdaq Capital Market (except the bid price requirement), and provide written notice of our intention to cure the minimum bid price deficiency during the second grace period, by effecting a reverse stock split, if necessary. If we fail to regain compliance after the second grace period, our stock will be subject to delisting by Nasdaq.

As of January 8, 2018, the last reported closing price of our common stock was $0.2225. A delisting of our common stock may materially and adversely affect a holder’s ability to dispose of, or to obtain accurate quotations as to the market value, of, the common stock. In addition, any delisting may cause the common stock to be subject to “penny stock” regulations promulgated by the SEC. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. If our common stock becomes subject to these regulations, the market price of the common stock and the liquidity thereof could be materially and adversely affected. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain above the minimum bid price requirement of Nasdaq, or that this theoretical increase would indeed occur. Accordingly, we believe that approval of authorization of the Board to effect the Reverse Split in its discretion is in the Company’s and our stockholders’ best interests.

In addition to increasing the market price of our common stock so that we can meet the minimum bid price rule requirements of Nasdaq, we believe that the Reverse Split could enhance the appeal of the common stock to the financial community, including institutional investors, and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore to have less third-party analysis of the Company available to investors. In addition, certain institutional investors or investment funds may be prohibited from buying stocks whose price is below a certain threshold. We believe that the reduction in the number of issued and outstanding shares of the common stock caused by the Reverse Split, together with the anticipated increased stock price immediately following and resulting from the Reverse Split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our stockholders, thereby resulting in a broader market for the common stock than that which currently exists.

Reducing the number of outstanding shares of our common stock through the Reverse Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before such Reverse Split. Accordingly, the total market capitalization of our common stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.

We cannot be sure that our share price will comply with the requirements for continued listing of our shares of common stock on Nasdaq in the future or that we will comply with the other continued listing requirements. If our shares of common stock lose their status on Nasdaq, we believe that our shares of common stock would likely be eligible to be quoted on an inter-dealer electronic quotation and trading system operated by OTC Markets Group Inc.. These markets are generally considered to be less efficient than, and not as broad as, Nasdaq. Selling our shares of common stock on these markets could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event that our shares of common stock are delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage them from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.

A delisting from Nasdaq and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by the Company issuing equity in financing or other transactions. There are risks associated with the Reverse Split, including that the Reverse Split may not result in a sustained increase in the per share price of our common stock.

We cannot predict whether the Reverse Split will increase the market price for our common stock on a sustained basis, if at all. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•         the market price per share of our common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Split, if it increases at all;

•         the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; and

•         the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on the Nasdaq Capital Market.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

Board Discretion to Implement the Reverse Split

If this proposal is approved by the Company’s stockholders, the Board will have the authority, in its sole determination without any further action necessary by the stockholders, to effect the Reverse Split during the Authorized Period at the ratio set forth above, as determined by the Board. The Board may, in its sole determination, choose to not effect the Reverse Split. The Board believes that granting this discretionary authority provides the Board with maximum flexibility to react to prevailing market conditions and future changes to the market price of our common stock, and therefore better enables it to act in the best interests of the Company. In addition to the Reverse Split, the Board is also pursuing other alternatives that may enable the Company to meet with the requirements for continued listing of our shares of common stock on Nasdaq. In exercising its discretion, the Board may consider the following factors:

•         the historical trading price and trading volume of the Company’s common stock;

•         the then-prevailing trading price and trading volume of the Company’s common stock and the anticipated impact of the Reverse Split on the trading market for the Company’s common stock; and

•         the prevailing general market and economic conditions.

At the close of business on January 8, 2018, the Company had 47,078,788 shares of common stock issued and outstanding. Following the effectiveness of the Reverse Split, if implemented, at a 1-for-5 ratio, the Company would have approximately 9,815,758 shares of common stock issued and outstanding (without giving effect to the treatment of fractional shares or any issuances of common stock after January 8, 2018) following the Reverse Split and at a 1-for-60 ratio, the Company would have approximately 817,980 shares of common stock issued and outstanding (without giving effect to the treatment of fractional shares or any issuances of common stock after January 8, 2018) following the Reverse Split. The actual number of shares of common stock outstanding after giving effect to the Reverse Split will depend on the ratio that is ultimately selected by the Board, and the number of shares of common stock outstanding at the time the Reverse Split is effected. The Company does not expect the Reverse Split to have any economic effect on stockholders, warrant holders, debt holders or holders of options, except to the extent the Reverse Split results in fractional shares as discussed below.

Procedure for Effecting the Reverse Split

Subject to stockholder approval, if the Board decides to implement the Reverse Split, the Board will effect the split at a ratio between 1-for-5 and 1-for-60, to be determined at the discretion of the Board. We will file a Certificate of Amendment to our Articles of Incorporation, substantially in the form attached to this Proxy Statement as Annex A, with the Secretary of State of the State of Nevada to effect the Reverse Split. A Reverse Split would become effective at such time as the Certificate of Amendment is filed with the Secretary of State of the State of Nevada or at such later time as is specified therein. No further action on the part of the Company’s stockholders would be required and all shares of our common stock that were issued and outstanding immediately prior thereto would automatically be converted into new shares of our common stock based on the Reverse Split exchange ratio set by the Board based on the range set forth herein. As soon as practicable after the effective date of the Reverse Split, stockholders of record on the record date for the implemented Reverse Split would receive a letter from our transfer agent asking them to return the outstanding certificates representing our pre-split shares, which would be cancelled upon receipt by our transfer agent, and new certificates representing the post-split shares of our common stock would be sent to each of our stockholders. We will bear the costs of the issuance of the new stock certificates.

Effects of the Reverse Split

If the Reverse Split is approved by the stockholders and implemented by the Board, the principal effect will be to proportionately decrease the number of outstanding shares of common stock based on the split ratio. The shares of common stock are currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company is thus subject to the periodic reporting and other requirements of the Exchange Act. A Reverse Split will not affect the registration of our common stock with the SEC or Nasdaq, where the common stock is currently listed. Following the Reverse Split, our common stock would continue to be listed on Nasdaq, assuming the Company’s compliance with the other continued listing standards of Nasdaq, although the common stock will receive a new CUSIP number.

Proportionate voting rights and other rights of the holders of shares of the Company’s common stock will not be affected by the Reverse Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares immediately prior to the effectiveness of the Reverse Split will generally continue to hold 2% of the voting power of the outstanding common stock after the Reverse Split. The number of stockholders of record will not be affected by the Reverse Split, other than as a result of the treatment of fractional shares as described below. If approved and implemented, the Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits to the Company of the Reverse Split.

The table, which does not take into account an increase in the authorized shares to 250,000,000, below illustrates the number of shares of common stock authorized for issuance following the Reverse Split, the approximate number of shares of common stock that would remain outstanding following the Reverse Split, and the number of unreserved shares of common stock available for future issuance following the Reverse Split. The information in the following table is based on 47,078,788 shares of common stock issued and outstanding as of January 8, 2018 and 1,778,852 shares reserved for future issuance as of January 8, 2018.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-5(1)	50,000,000	9,415,758	40,228,471
1-for-60(1)	50,000,000	784,647	49,185,705

(1) Any fractional shares that resulted from the Reverse Split have been rounded up to the nearest whole share.

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the Reverse Split. Accordingly, the Reverse Split will have the effect of creating additional unissued and unreserved shares of our common stock. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed Reverse Split. However, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable Nasdaq Listing rules), including, among other things: (i) raising capital necessary to fund our future operations, (ii) providing equity incentives to our employees, officers, directors and consultants, (iii) entering into collaborations and other strategic relationships and (iv) expanding our business through the acquisition of other businesses or products.

Effect of the Reverse Stock Split on the 2011 Plan, 2018 Plan, Warrants, and Convertible or Exchangeable Securities

Based upon the split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Split as was the case immediately preceding such split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the ratio determined by the Board, subject to our treatment of fractional shares.

Accounting Matters

The amendment to the Articles of Incorporation will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Effective Date

A Reverse Split would become effective upon the filing of a Certificate of Amendment to our Articles of Incorporation with the office of the Secretary of State of the State of Nevada or at such later date as is specified in such filing. On the effective date, shares of common stock issued and outstanding, in each case, immediately prior thereto, will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the ratio determined by the Board within the limits set forth in this proposal.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed Reverse Split will not cause the Company to go private.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result the Reverse Split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Split will automatically be entitled to receive an additional share of the Company’s common stock. In other words, any fractional share will be rounded up to the nearest whole number.

Book-Entry Shares

If the Reverse Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical share certificate), either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Split.

Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company’s transfer agent that indicates the number of shares owned in book-entry form.

Certificated Shares

If the Reverse Split is effected, stockholders holding certificated shares (i.e., shares represented by one or more physical share certificates) will receive a transmittal letter from the Company’s transfer agent promptly after the effectiveness of the Reverse Split. The transmittal letter will be accompanied by instructions specifying how stockholders holding certificated shares can exchange certificates representing the pre-split shares for a statement of holding.

Beginning after the effectiveness of the Reverse Split, each certificate representing shares of our pre-split common stock will be deemed for all corporate purposes to evidence ownership of post-split common stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Possible Effects of Additional Issuances of Common Stock and History of Prior Reverse Splits

Following the effective time of the Reverse Split, there will be an increase in the number of authorized but unissued shares of our common stock. Under the Nevada Revised Statutes (the “NRS”), the Board can issue additional shares of common stock without stockholder approval, which would have the effect of diluting existing holders of our common stock.

Additional shares of common stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by our present stockholders. The issuance of such additional shares of common stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company does not intend to pay any dividends on its common stock in the foreseeable future. In addition, the issuance of such additional shares of common stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders’ ability to influence the election of directors or any other action taken by the holders of common stock.

In the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s by-laws, as amended, or Articles of Incorporation would not receive the requisite vote. Such uses of the Company’s common stock could render more difficult, or discourage, an attempt to acquire control of the Company if such transactions were opposed by the Board. A result of the anti-takeover effect of the increase in the number of authorized shares could be that stockholders would be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our common stock, if the same was so offered by a party attempting a hostile takeover of our Company. The Company is not aware of any party’s interest in or efforts to engage in a hostile takeover attempt as of the date of this Proxy Statement.

On November 8, 2016, our stockholders approved a reverse stock split at a ratio between 1-for-5 and 1-for-15, in the discretion of our Board. On the same date, the Board determined to effect a reverse stock split of the Company’s common stock at a 1-for-15 ratio (the “2016 Reverse Stock Split”). The 2016 Reverse Stock Split became effective as of March 1, 2017.

The Company effected the 2016 Reverse Stock Split for some of the same reasons for which the Board is recommending the proposed reverse stock split. The trading price of the common stock was below the $1.00 minimum bid price required under Nasdaq Listing Rule 5550(a)(2) for 30 consecutive business days. On March 1, 2017, the first trading day after the effectiveness of the 2016 Reverse Stock Split, the closing price of the common stock on the Nasdaq Capital Market was $3.90 per share.

On December 6, 2013, our Board and stockholders holding a majority of our outstanding voting power approved a resolution authorizing our Board to effect a reverse split of our common stock at an exchange ratio of 1-for-2 (the “2014 Reverse Stock Split”). The 2014 Reverse Stock Split became effective as of April 9, 2014.

The Company effected the 2014 Reverse Stock Split for to meet the Nasdaq Capital Market listing requirements. On April 9, 2014, the first trading day after the effectiveness of the 2014 Reverse Stock Split, the closing price of the common stock on the Nasdaq Capital Market was $3.80 per share.

Certain Material U.S. Federal Income Tax Consequences of a Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in a reverse stock split by a U.S. stockholder that holds the shares as a capital asset. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of common stock is a stockholder who is not a U.S. stockholder.

This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to any stockholder that may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (7) U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of common stock in connection with employment or other performance of services; (10) dealers and other stockholders that do not own their shares of common stock as capital assets; (11) U.S. expatriates; (12) foreign persons; (13) resident alien individuals; or (14) stockholders who directly or indirectly hold their stock in an entity that is treated as a partnership for U.S. federal tax purposes. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Reverse Split.

There can be no assurance that the Internal Revenue Service (the “IRS”) will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Split.

Based on the assumption that the Reverse Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, the following U.S. federal income tax consequences should result from the Reverse Split:

•         A stockholder should not recognize gain or loss in the Reverse Split;

•         the aggregate tax basis of the post-Reverse Split shares should be equal to the aggregate tax basis of the pre-Reverse Split shares; and

•         the holding period of the post-Reverse Split shares should include the holding period of the pre-Reverse Split shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF A REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF A REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Appraisal Rights

Under the NRS, stockholders are not entitled to rights of appraisal with respect to the proposed amendment to our Articles of Incorporation to effect the Reverse Split, and we will not independently provide our stockholders with any such right.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the common stock issued and outstanding on the Record Date will be required for approval of the Reverse Split Proposal.

The Board recommends that you vote FOR the approval of the Reverse Split Proposal.

PROPOSAL 2 — THE AUTHORIZED SHARE INCREASE PROPOSAL

Background of the Authorized Share Increase Proposal

Our Board has determined that it is advisable and in our and our stockholders’ best interests to increase the number of authorized shares of common stock from 50,000,000 to 250,000,000 shares, par value $0.001 per share. Accordingly, stockholders are asked to approve an amendment to our Articles of Incorporation to effectuate such increase.

The Board strongly believes that the increase in the number of authorized shares of common stock is necessary to provide us with resources and flexibility with respect to our capital sufficient to execute our business plans and strategy.

The number of authorized shares of common stock following the amendment of our Articles of Incorporation as a result of the approval of this Proposal 2 will not be reduced by the reverse stock split.

Accordingly, the Board has unanimously approved a resolution proposing such amendment to our Articles of Incorporation and directed that it be submitted for approval at the Special Meeting.

We previously asked our stockholders to approve the Authorized Share Increase at our Annual Meeting held on December 8, 2017. Although at least a majority of the votes cast at the Annual Meeting voted in favor of the Authorized Share Increase, under Nevada law the required vote is a majority of the outstanding shares our common stock. As a result, we are asking for approval of the Authorized Share Increase at the Special Meeting.

The text of the form of the proposed amendment to our Articles of Incorporation to effect the Authorized Share Increase, which assumes the approval of this Proposal 2, is attached hereto as Annex B.

Of the 50,000,000 shares of common stock currently authorized, 47,078,788 shares of common stock were outstanding as of January 8, 2018, in addition to the following:

•         3,167,293 shares of common stock authorized for issuance under the 2011 Employee Stock Incentive Plan, as amended (the “2011 Plan”), of which 218,893 shares of common stock are underlying outstanding options having a weighted average exercise price of $25.64 per share and 2,949,300 are available for future issuance subject to us effecting an increase in or authorized shares of common stock;

•         1,204,844 shares of common stock issuable upon the exercise of outstanding warrants, having a weighted average exercise price of $1.43 per share;

•         4,200,925 shares of common stock which may be issued upon the conversion of the outstanding principal balance of $1,745,000 plus interest of the Note at a conversion price of $0.45 subject to a most favored nation provision for dilutive issuances with a floor of $0.29 per share (the “Floor Price”) for up to 6,518,679 shares of common stock. Subject to stockholder approval in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), which is being sought in Proposal 4 below, the conversion price of the Note may be reduced to a price that is equal to 70% of the closing bid price of the Company’s common stock as reported by the Nasdaq Stock Market as of the date immediately prior to each applicable conversion date subject to a floor of $0.10. If the issuance of the additional shares of common stock at such lower price is approved by stockholders in Proposal 4, an aggregate of 18,904,160 shares of common stock will be issuable upon conversion of the Note;

•         10,090,285 shares of common stock upon the conversion of the outstanding principal balance of $1,004,719 plus accrued interest as of January 5, 2018 of $5,135 of those certain 8% Original Issue Discount Senior Secured Convertible Debentures (the “Debentures”), at a conversion price that is equal to a 30% discount to the closing price of the Company’s common stock as reported by the Nasdaq Stock Market as of the date immediately prior to each applicable conversion date subject to a floor of $0.10. The Debentures are not convertible until the Company files an amendment to its Articles of Incorporation to effect the Authorized Share Increase;

•         120,000 shares of common stock reserved for issuance to investor relations firms;

•         235,115 shares of common stock required to be reserved for issuance to a provider pursuant to a service provider agreement; and

•         17,994,359 shares of common stock underlying the Warrants subject to us effecting the Authorized Share Increase.

The number of shares outstanding or reserved for issuance under outstanding options, warrants and other derivative securities set forth above does not reflect the Reverse Split set forth in Proposal 1 above and the additional shares of common stock issuable under the 2018 Plan set forth in Proposal 3 below. If the Reverse Split is approved, such number of outstanding shares, but not the number of authorized shares, would be adjusted proportionally.

Reasons for the Proposed Increase in Number of Authorized Shares of Common Stock

To provide us with resources and flexibility with respect to our capital sufficient to execute our business plans and strategy. The increase in authorized shares of common stock will provide us greater flexibility with respect to our capital structure for various purposes as the need may arise from time to time. These purposes may include: raising capital, establishing strategic relationships with other companies, expanding our business through the acquisition of other businesses or products and providing equity incentives to employees, officers or directors. In addition, the Warrants described in Proposal 5 below are not exercisable until the date on which we file an amendment to our Articles of Incorporation to increase the number of authorized shares of the Company’s common stock such that all of the Warrants may be exercised in full by the holders of the Warrants, subject to stockholder approval which is being sought in this proposal, and (iii) receipt of stockholder approval as required by and in accordance with Nasdaq Listing Rule 5635(d). According to the terms of the Warrant, the Company is prohibited from issuing any additional shares of common stock or common stock equivalents until the initial exercise date of the Warrants. Accordingly, the approval of this Proposal 2 will permit holders to exercise their Warrants, assuming stockholders also approve Proposal 5 at the Special Meeting and six months have passed since issuance, which, if exercised for cash, will result in additional cash proceeds to the Company. Such additional funds will strengthen the Company’s capital position. If stockholders do not approve the amendment to increase the Company’s authorized shares, it will be prohibited for issuing any additional securities which will have a significant impact on the Company’s ability to raise capital and support its operations in connection with the sale of its equity securities. In addition, in connection with the November 2017 SPA, described in Proposal 4, and that certain 8% Original Issue Discount Senior Secured Convertible Debenture an event of default will be triggered if the Company is not able to increase its authorized shares of Common Stock as of February 15, 2018. If the Company is not able to raise capital through the sale of its equity securities and an event of default is triggered on the Company’s outstanding securities, it could result in a material adverse effect on the Company’s operations.

Principal Effects of Increase in Number of Authorized Shares of Common Stock

If stockholders approve this Proposal 2, the additional authorized common stock will have rights identical to the currently outstanding shares of our common stock. The proposed amendment will not affect the par value of the common stock, which will remain at $0.001 per share. Approval of this Proposal 2 and issuance of the additional authorized shares of common stock would not affect the rights of the holders of currently outstanding shares of our common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of any earnings per share and voting rights of current holders of common stock.

The additional shares of common stock authorized by the approval of this Proposal 2 could be issued by our Board without further vote of our stockholders except as may be required in particular cases by our Articles of Incorporation, the NRS or other applicable law, regulatory agencies or Nasdaq rules. Stockholders do not have preemptive rights to subscribe to additional securities that we may issue, which means that current stockholders do not have a prior right thereunder to purchase any new issue of common stock, or securities that are convertible into common stock, in order to maintain their proportionate ownership interests in the Company.

Our stockholders are not entitled to dissenters’ or appraisal rights under the NRS with respect to the proposed amendment to our Articles of Incorporation to increase the number of authorized shares of common stock and we will not independently provide the stockholders with any such right if the increase is implemented.

The proposed amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock could, under certain circumstances, have an anti-takeover effect. The additional shares of common stock that would become available for issuance if this Proposal 2 is approved could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, without further stockholder approval, the Board could adopt a “poison pill” which would, under certain circumstances related to an acquisition of our securities not approved by the Board, give certain holders the right to acquire additional shares of common stock at a low price, or the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board.

Although this proposal to increase the authorized capital and common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that approval of this Proposal 2 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the common stock issued and outstanding on the Record Date will be required for approval of the Authorized Share Increase Proposal.

The Board recommends that you vote FOR the approval of the Authorized Share Increase Proposal.

Proposal 3 — THE 2018 EMPLOYEE STOCK INCENTIVE PLAN PROPOSAL

Background of the 2018 Employee Stock Incentive Plan Proposal

We are asking our stockholders to approve the 2018 Employee Stock Incentive Plan (the “2018 Plan”), our new employee stock incentive plan. If approved by stockholders and subsequently implemented by our Board, the 2018 Plan will be utilized in conjunction with the 2011 Plan for employees, corporate officers, directors, consultants and other key persons employed or retained by us. Approval of the 2018 Plan shall not affect awards already granted under the 2011 Plan.

Similar to the 2011 Plan, the 2018 Plan is intended to promote financial saving for the future by our employees, fosters good employee relations, and encourages employees to acquire shares of our common stock, thereby better aligning their interests with those of the other stockholders. Therefore, the Board believes it is essential to our ability to attract, retain, and motivate highly qualified employees in an extremely competitive environment both in the United States and internationally.

Current Equity Plans

The table below provides information as of December 31, 2017 regarding the 2011 Plan and such other compensation plans under which equity securities of the Company have been authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)		Weighted-average exercise price of outstanding (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	218,893		$22.92	2,949,300
Equity compensation plans not approved by security holders	41,667	(1)	$40.50	0
Total	260,560		$25.74	2,949,300

____________

(1)      Options granted to Nadir Ali on August 14, 2013.

Material Features of the 2018 Plan

The following is a summary of the material features of the 2018 Plan and its operation. The summary is qualified in its entirety by reference to the full text of the 2018 Plan, which is attached hereto as Annex C.

•         If implemented by our Board and subsequent to the Authorized Share Increase and/or the Reverse Split, the number of shares of our common stock reserved for issuance under the 2018 Plan will be 2,000,000, which number will be automatically increased annually on the first day of each quarter, beginning on April 1, 2018 and for each quarter thereafter through October 1, 2028, by a number of shares of common stock equal to the least of (i) 1,000,000 Shares, (ii) twenty percent (20%) of the outstanding shares of common stock on the last day of the immediately preceding calendar quarter, or (iii) such number of shares that may be determined by the Board.

Types of Awards. The 2018 Plan will provide for the granting of incentive stock options, NQSOs, stock grants and other stock-based awards, including Restricted Stock and Restricted Stock Units (as defined in the 2018 Plan).

•         Incentive and Nonqualified Stock Options. The plan administrator will determine the exercise price of each stock option. The exercise price of an NQSO may not be less than the fair market value of our common stock on the date of grant. The exercise price of an incentive stock option may not be less than the fair market value of our common stock on the date of grant if the recipient holds 10% or less of the combined voting power of our securities, or 110% of the fair market value of a share of our common stock on the date of grant otherwise.

•         Stock Grants. The plan administrator may grant or sell stock, including restricted stock, to any participant, which purchase price, if any, may not be less than the par value of shares of our common stock. The stock grant will be subject to the conditions and restrictions determined by the administrator. The recipient of a stock grant shall have the rights of a stockholder with respect to the shares of stock issued to the holder under the 2018 Plan.

•         Stock-Based Awards. The plan administrator of the 2018 Plan may grant other stock-based awards, including stock appreciation rights, restricted stock and restricted stock units, with terms approved by the administrator, including restrictions related to the awards. The holder of a stock-based award shall not have the rights of a stockholder except to the extent permitted in the applicable agreement.

Plan Administration. Our Board is the administrator of the 2018 Plan, except to the extent it delegates its authority to a committee, in which case the committee shall be the administrator. Our Board has delegated this authority to our compensation committee as the 2018 Plan relates to the Company’s Executive Officers (as defined in Section 16 of the Securities Exchange Act of 1934, as amended). The Board has the authority to authorize awards to all other employees. The administrator has the authority to determine the terms of awards, including exercise and purchase price, the number of shares subject to awards, the value of our common stock, the vesting schedule applicable to awards, the form of consideration, if any, payable upon exercise or settlement of an award and the terms of award agreements for use under the 2018 Plan.

Eligibility. Our Board will determine the participants in the 2018 Plan from among our employees, directors and consultants. A grant may be approved in advance with the effectiveness of the grant contingent and effective upon such person’s commencement of service within a specified period.

Termination of Service. Unless otherwise provided by our Board or in an award agreement, upon a termination of a participant’s service, all unvested options then held by the participant will terminate and all other unvested awards will be forfeited.

Transferability. Awards under the 2018 Plan may not be transferred except by will or by the laws of descent and distribution, unless otherwise provided by our board in its discretion and set forth in the applicable agreement, provided that no award may be transferred for value.

Adjustment. In the event of a stock dividend, stock split, recapitalization or reorganization or other change in change in capital structure, our board will make appropriate adjustments to the number and kind of shares of stock or securities subject to awards.

Corporate Transaction. If we are acquired, our Board (or compensation committee) will: (i) arrange for the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) to assume or continue the award or to substitute a similar award for the award; (ii) cancel or arrange for cancellation of the award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as our Board in its sole discretion, may consider appropriate; or (iii) make a payment, in such form as may be determined by our Board equal to the excess, if any, of (A) the value of the property the holder would have received upon the exercise of the award immediately prior to the effective time of the transaction, over (B) any exercise price payable by such holder in connection with such exercise. In addition in connection with such transaction, our Board may accelerate the vesting, in whole or in part, of the award (and, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such transaction and may arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to an award.

Amendment and Termination. The 2018 Plan will terminate on January 4, 2028 or at an earlier date by vote of our Board; provided, however, that any such earlier termination shall not affect any awards granted under the 2018 Plan prior to the date of such termination. The 2018 Plan may be amended by our board, except that our board may not alter the terms of the 2018 Plan if it would adversely affect a participant’s rights under an outstanding stock right without the participant’s consent.

The plan administrator may at any time amend or terminate the 2018 Plan; provided that no amendment may be made without the approval of the stockholder if such amendment would increase either the maximum number of shares which may be granted under the 2018 Plan or any specified limit on any particular type or types of award, or change the class of employees to whom an award may be granted, or withdraw the authority to administer the 2018 Plan from a committee whose members satisfy the independence and other requirements of Section 162(m) and applicable SEC and Nasdaq requirements. Pursuant to the listing standards of the Nasdaq Stock Market, certain other material revisions to the 2018 Plan may also require stockholder approval.

Federal Income Tax Consequences of the 2018 Plan

The federal income tax consequences of grants under the 2018 Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to grants under the 2018 Plan. This discussion is intended for the information of stockholders considering how to vote at the Special Meeting and not as tax guidance to grantees, as the consequences may vary with the types of grants made, the identity of the grantees and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the grantees’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of our common stock or payment of cash under the 2018 Plan. Future appreciation on shares of our common stock held beyond the ordinary income recognition event will be taxable as capital gain when the shares of our common stock are sold. The tax rate applicable to capital gain will depend upon how long the grantee holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the grantee, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the grantee.

Exceptions to these general rules arise under the following circumstances:

•         If shares of our common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the grantee makes a special election to accelerate taxation under section 83(b) of the Code.

•         If an employee exercises a stock option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of our common stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

•         A grant may be subject to a 20% tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under section 409A of the Code and the requirements of section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or certain other officers in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. We intend that options and SARs granted under the 2018 Plan will be qualified performance-based compensation. Stock units, stock awards, dividend equivalents, and other stock-based awards granted under the 2018 Plan may be designated as qualified performance-based compensation if the Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of section 162(m) of the Code.

We have the right to require that grantees pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations. The Committee may permit a grantee to satisfy our withholding obligation with respect to grants paid in shares of our common stock by having shares withheld, at the time the grants become taxable, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

The Board shall determine, in its sole discretion, following receipt of approval of this Proposal 3 and the completion of the Authorized Share Increase and/or Reverse Split, to implement the 2018 Plan.

New Plan Benefits

No determination has been made as to which of the individuals eligible to participate in the 2018 Plan will receive awards under the 2018 Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable. However, please refer to the section of this Proxy Statement entitled “Executive Compensation,” which provides information on the grants made in the last fiscal year, and the section of this Proxy Statement entitled “Director Compensation,” which provides a description of grants made to our non-employee directors in the last fiscal year.

Vote Required

The affirmative vote of the holders of a majority of the common stock voted on the proposal and represented at the Special Meeting in person or by proxy is required to approve the 2018 Employee Stock Incentive Plan Proposal.

The Board recommends that you vote FOR the 2018 Employee Stock Incentive Plan Proposal.

Executive Compensation

The table below sets forth, for the last two completed fiscal years, the compensation earned by (i) each individual who served as our principal executive officer, (ii) our two other most highly compensated executive officers, other than our principal executive officer, who were serving as an executive officer at the end of the last completed fiscal year, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the preceding paragraph (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year. Together, the below individuals are sometimes referred to as the “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Nadir Ali,	2017	$252,400	$40,000	$—		$158,000	(2)	$450,400
Chief Executive Officer	2016	$252,400	$249,348	$—		$158,000	(2)	$659,748

Bret Osborn,	2017	$180,000	$120,000	$—		$7,020	(3)	$307,020
Chief Sales Officer	2016	$180,000	$120,213	$23,300	(1)	$10,999	(4)	$334,512

Soumya Das,	2017	$250,000	$48,000	$19,950	(1)	$—		$317,950
Chief Marketing Officer	2016	$37,981	$—	$—		$—		$37,981

____________

(1)      The fair value of employee option grants are estimated on the date of grant using the Black-Scholes option pricing model with key weighted average assumptions, expected stock volatility and risk free interest rates based on U.S. Treasury rates from the applicable periods.

(2)      Represents housing allowance and fringe benefits.

(3)      Represents an automobile allowance.

(4)      Represents fringe benefits and auto allowance.

Outstanding Equity Awards at Fiscal Year-End

Other than as set forth below, there were no outstanding unexercised options, unvested stock, and/or equity incentive plan awards issued to our Named Executive Officers as of December 31, 2017.

	Option Awards							Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested #	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Nadir Ali	8,333	(1)	-0-		-0-	4.68	12/21/2022	-0-	-0-	-0-	-0-
	31,250	(2)	10,417	(2)	-0-	40.50	08/14/2023	-0-	-0-	-0-	-0-
	22,935	(3)	10,399	(3)	-0-	34.80	04/17/2025	-0-	-0-	-0-	-0-

Bret Osborn	7,778	(3)	5,556	(3)	-0-	26.25	08/05/2025	-0-	-0-	-0-	-0-
	2,361	(3)	4,306	(3)	-0-	7.05	07/20/2026	-0-	-0-	-0-	-0-

Soumya Das	2,291	(3)	7,709	(3)	-0-	3.90	02/03/2027	-0-	-0-	-0-	-0-

____________

(1)      This option is 100% vested.

(2)      This option vested 25% on August 14, 2015 and vests 25% over the following three anniversaries of the grant date.

(3)      This option vests 1/48th per month at the end of each month starting on the grant date.

Employment Agreements and Arrangements

Named Executive Officers

On July 1, 2010, Nadir Ali entered into an at-will Employment and Non-Compete Agreement, as subsequently amended, with Inpixon Federal, Inc., Inpixon Government Services and Inpixon Consulting prior to their acquisition by the Company. Under the terms of the Employment Agreement Mr. Ali serves as President. The employment agreement was assumed by the Company and Mr. Ali became CEO in September 2011. Mr. Ali’s salary under the agreement was initially $240,000 per annum plus other benefits including a bonus plan, a housing allowance, health insurance, life insurance and other standard Inpixon employee benefits. If Mr. Ali’s employment is terminated without Cause (as defined), he will receive his base salary for 12 months from the date of termination. Mr. Ali’s employment agreement provides that he will not compete with the Company and will be subject to non-solicitation provisions relating to employees, consultants and customers, distributors, partners, joint ventures or suppliers of the Company during the term of his employment or consulting relationship with the Company. On April 17, 2015, the compensation committee approved the increase of Mr. Ali’s annual salary to $252,400, effective January 1, 2015.

On March 20, 2013, upon the Company’s acquisition of Lilien Systems, Lilien Systems (“Lilien”, n.k.a. “Inpixon USA”) entered into a two year employment agreement with Bret Osborn to serve as President of Lilien Systems. Under the agreement, Mr. Osborn’s salary was $180,000 per year and he was eligible to receive compensation under a bonus plan. If the contract was terminated by Lilien for Cause (as defined), or if Mr. Osborn resigned without Good Reason (as defined), Mr. Osborn would only receive his compensation earned through the termination date. If the contract was terminated by Lilien without Cause or if Mr. Osborn terminated his employment for Good Reason, or upon a Change in Control (as defined), Mr. Osborn would also be entitled to one year’s severance pay; all non-vested equity in the Company would accelerate and vest on the date of termination and all healthcare and life insurance coverage through the end of the term shall be paid by the Company. The agreement expired on March 20, 2015 in accordance with its terms, after which Mr. Osborn continues to provide services to the Company.

On June 7, 2016, and effective as of January 1, 2016, Mr. Osborn entered into a compensation letter with the Company. Mr. Osborn currently serves as Chief Sales Officer of the Company. Pursuant to the letter, Mr. Osborn’s compensation arrangements include: (1) an annual salary of $180,000; (2) a quarterly sales commission based on Gross profit for all products and services sold by all Inpixon USA EAMs (as defined) and all sales/net revenue for AirPatrol and LightMiner products; (3) quarterly bonuses based on various subsidiaries’ Gross Profit and/or Net Revenues (as defined); (4) a recoverable draw of $10,000 per month against current and future quarterly commission or bonuses; and (5) an auto allowance of $585 per month. The quarterly commission and bonuses can only be earned if Mr. Osborn is employed in good standing for a full quarter. The Company reserves the right to modify the compensation plan in the letter at any time and upon written notice to Mr. Osborn.

On November 4, 2016, and effective as of November 7, 2016, Inpixon USA entered into an employment agreement with Soumya Das. Mr. Das currently serves as Chief Marketing Officer of the Company. In accordance with the terms of the agreement, Mr. Das will receive a base salary of $250,000 per annum. In addition, Mr. Das will receive a bonuses up to $75,000 annually, provided that he completes the required tasks before their deadlines, and the tasks, their deadlines and the amount of corresponding bonuses shall be determined by the company and the CEO. The agreement shall be effective for an initial term of twenty-four (24) months and shall automatically be renewed for one additional twelve (12) month period, unless either party terminates the agreement pursuant to the applicable provisions. The Company may terminate the services of Mr. Das with or without “just cause,” (as defined ). If the Company terminates Mr. Das’ employment without just cause, or if Mr. Das resigns within twenty-four (24) months following a change of control (as defined) and as a result of a material diminution of his position or compensation, Mr. Das will receive (1) his base salary at the then current rate and levels for one (1) month if Mr. Das has been employed by the Company for at least six (6) months but not more than twelve (12) months as of the date of termination or resignation, for three (3) months if Mr. Das has been employed by the Company more than twelve (12) but not more than twenty-four (24) months as of the date of termination or resignation, or for six (6) months if Mr. Das has been employed by the Company for more than twenty-four (24) months as of the date of resignation or termination; (2) 50% of the value of any accrued but unpaid bonus that Mr. Das otherwise would have received; (3) the value of any accrued but unpaid vacation time; and (4) any unreimbursed business expenses and travel expenses that are reimbursable under the agreement. If the Company terminates Mr. Das’s employment with just cause, Mr. Das will receive only the portion of his base salary and accrued but unused vacation pay that has been earned through the date of termination.

Other Executive Officers

On October 21, 2014, and effective as of October 1, 2014, the Company entered into an at-will employment agreement with Wendy Loundermon. Ms. Loundermon currently serves as Vice President of Finance and Secretary of the Company, CFO and Secretary of Inpixon Federal, Inc., Vice President of Finance and Secretary of Inpixon USA and Secretary of Inpixon Canada, Inc. Pursuant to the agreement, Ms. Loundermon is compensated at an annual rate of $200,000 and is entitled to benefits customarily provided to senior management including equity awards and cash bonuses subject to the satisfaction of certain performance goals determined by the Company. The standards and goals and the bonus targets is set by the compensation committee, in its sole discretion. The Company may terminate the services of Ms. Loundermon with or without “cause” (as defined). If the Company terminates Ms. Loundermon’s employment without cause or in connection with a change of control (as defined), Ms. Loundermon will receive (1) severance consisting of her base salary at the then current rate for twelve (12) months from the date of termination, and (2) her accrued but unpaid salary. If Ms. Loundermon’s employment is terminated under any circumstances other than the above, Ms. Loundermon will receive her accrued but unpaid salary. Ms. Loundermon’s salary was increased to $228,500 effective April 1, 2017.

Director Compensation

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Directors in the year ended December 31, 2017, except Nadir Ali, whose aggregate compensation information has been disclosed in the section of this Proxy Statement entitled “Executive Compensation.”

Name	Fees Earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity Incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Leonard Oppenheim	$56,000	$3,864	$2,661	—	—	$—	$62,525
Kareem Irfan	$53,000	$3,864	$2,661	—	—	$—	$59,525
Tanveer Khader	$46,500	$3,864	$2,661	—	—	$—	$53,025

Directors are entitled to reimbursement of ordinary and reasonable expenses incurred in exercising their responsibilities and duties as a director. Effective July 1, 2015, the Board approved the following compensation plan for the independent directors: $30,000 per year for their services rendered on the Board, $15,000 per year for service as the audit committee chair, $10,000 per year for service as the compensation committee chair, $6,000 per year for service on the audit committee, $4,000 per year for service on the compensation committee, $2,500 per year for service on the nominating committee, a non-qualified stock option grant to purchase 1,334 shares of the Company’s common stock under the 2011 Plan, and restricted stock awards of 1,336 shares of common stock under the 2011 Plan, which are granted in four equal installments on a quarterly basis and are each 100% vested upon grant. The payment of any portion of compensation, including the grants of any securities under the 2011 Plan shall be subject to the terms and conditions of definitive agreements to be entered into between the Company and its independent directors.

PROPOSAL 4 — THE NOTE PROPOSAL

Background of the Note Proposal

On November 17, 2017, we issued the Note with a principal face amount of $1,745,000 to an accredited investor pursuant to a securities purchase agreement (the “November 2017 SPA”), which yielded net proceeds of $1,500,000 to us. The Note bears interest at the rate of 10% per year and is due 10 months after the date of issuance. Pursuant to the terms of the Note, there was a fixed conversion price of $0.45 per share. Redemptions may occur at any time after the 6 month anniversary of the date of issuance of the Note with a minimum redemption price of $0.57 per share, and if the conversion rate is less than the market price, then the redemptions must be made in cash. The Note contains standard events of default and a schedule of redemption premiums. There is also a most favored nations provision for the term of the Note.

On January 5, 2018, we entered into an amendment to the Note and the November 2017 SPA which (i) limits the ability to convert the Note for 6 months from November 17, 2017, (ii) amends the most favored nation provision of the November 2017 SPA to provide for a floor of $0.29 (representing a 30% discount to the $0.41 closing price of our common stock on the Nasdaq Capital Market on November 16, 2017, which was the closing price on the date immediately prior to entering into the November 2017 SPA), in connection with any adjustments to the applicable conversion price of the Note that are triggered by such provision and (iii) delays any further conversions pursuant to the Note and any obligation of us to set aside and reserve shares of our common stock from our authorized and unissued shares of common stock for issuance upon conversion of the Note until after the date on which we file an amendment to effect the Authorized Share Increase; provided, however, if the Authorized Share Increase is not effected on or prior to February 15, 2018, the failure to effect the Authorized Share Increase will constitute an Event of Default, as defined under the Note. In addition, the amendment provides that, upon receipt of stockholder approval of this proposal, the conversion price may be reduced to the greater of (i) a price that is equal to 70% of the closing price reported by the Nasdaq Capital Market as of the date immediately prior to each applicable conversion date or (ii) $0.10 (the “Alternate Conversion Price”). The issuance of the shares of common stock underlying the Note was approved by the Company’s stockholders on December 8, 2017 in connection with Proposal 8 in accordance with Nasdaq Listing Rule 5635(d).

We are seeking approval from the stockholders to authorize the potential issuance of 20% or more of our common stock or 20% or more of our voting power outstanding in order to authorize potential issuances of our common stock to the holder of the Note as a result of the Alternate Conversion Price in connection with the conversion and/or redemption of the Note and any resulting change of control, as defined in Nasdaq Listing Rule 5635(b), which may result from the issuance of the securities upon conversion of the Note to such holder, as such terms are amended.

Why we need Stockholder Approval

Our common stock is currently listed on the Nasdaq Capital Market and we are subject to the marketplace rules of the Nasdaq Stock Market LLC. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. In addition, Nasdaq Listing Rule 5635(b) requires us to obtain stockholder approval prior to the issuance of securities which will result in a “change of control” of the Company. In this regard, a change of control refers to an issuance of securities that will result in any investor or group owning, or having the right to acquire, 20% or more of the Company’s outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position.

If this Proposal 4 is approved by our stockholders, the number of shares of our common stock issued or issuable upon conversion of the Note and redemptions of the Note in shares of common stock could exceed 20% of our common stock outstanding as of November 16, 2017 for less than the greater of book or market value of the stock, and the holder of the Note could convert the Note, and we could make redemption payments in shares of common stock or a combination of shares and cash, even if, as a result of such conversion, exercise, or issuance, a holder and its affiliates would beneficially own more than 20% of our common stock then issued and outstanding, subject to additional restrictions and not including the holder may not beneficially own, together with their affiliates, more than 9.99% of our common stock then issued and outstanding, subject to adjustment, regardless of whether stockholder approval is obtained. We therefore seek your approval of this proposal in order to satisfy the requirements of Nasdaq

Rules 5635(b) and 5635(d) and the terms of the November 2017 SPA and the Note with respect to the issuance of the common stock upon the conversion of the Note without giving effect to any limitations set forth in the Note.

Effect of approval of Proposal 4 on our stockholders.

As of January 8, 2018, the closing price of our common stock was $0.2225, which is less than the current conversion price of $0.45. If we undertake future equity or equity-linked financings, then we such securities may be issued at a price less than the current conversion price. If that is the case, then, without stockholder approval of this proposal, it is unlikely that the holder will convert the outstanding balance of the Note into shares of our common stock if the current conversion price is higher than the market price. If stockholder approval is obtained, then, in this scenario, we believe that the reduction of the conversion price to the Alternate Conversion Price will increase the likelihood that the holder will opt to convert the outstanding indebtedness. As a result, we will be able to pay the principal and accrued interest of the Note with shares of our common stock instead of cash, which will allows us to reduce the amount of cash we use on a monthly basis, strengthen our balance sheet and provide us with additional capital for potential future business opportunities.

Furthermore, the issuance of additional shares of common stock issued upon conversion of Note may have an incidental anti-takeover effect in that the additional shares of common stock issued could dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions. However, we currently know of no specific effort to accumulate our securities or to gain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Notwithstanding the foregoing, approval of Proposal 4 does involve certain risks. The issuance of common stock upon conversion of the Note at a price less than the current conversion price may cause significant additional dilution to our stockholders’ ownership, voting power and right to participate in dividends or other payments from future earnings, if any, and may cause a decline in the market price of our common stock. A decline in our market price could impair our ability to raise funds in additional equity or debt financings.

The table below illustrates the number of shares of common stock outstanding, the number of shares of common stock that may be issued upon conversion of the Note at the Alternate Conversion Price if this proposal is approved, and the number of unreserved shares of common stock available for future issuance following such issuances, assuming the Company effects the Authorized Share Increase and Proposal 5 is approved. The information in the following table is based on 47,078,788 shares of common stock issued and outstanding as of January 8, 2018 and 32,812,796 shares reserved for future issuance as of January 8, 2018.

Dilution Table Assuming 250,000,000 Authorized Shares	Approximate Number of Common Stock Outstanding	Approximate Number of Common Stock that may be Issued under this Proposal	Approximate Number of Unreserved Common Stock Available for Future Issuance
Pre-Split	47,078,788	18,904,160	151,204,256
Proposed Reverse Split Using 1-for-5 Ratio(1)	9,415,758	3,780,832	230,240,850
Proposed Reverse Split Using 1-for-60 Ratio(1)	784,647	315,070	248,353,403

(1) Any fractional shares that resulted from the Reverse Split have been rounded up to the nearest whole share.

The issuance of additional shares of our common stock would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

No Appraisal Rights

Under the NRS, stockholders are not entitled to rights of appraisal with respect to Proposal 4, and we will not independently provide our stockholders with any such right.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present in person or represented by proxy and entitled to voting on such matter will be required for approval of the Note Proposal.

The Board recommends that you vote FOR the approval of the Note Proposal.

PROPOSAL 5 — THE WARRANT PROPOSAL

Background of the Warrant Proposal

On January 5, 2018, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) for the sale by us of 17,994,359 shares (the “Common Shares”) of our common stock at a purchase price of $0.177 per share. Concurrently with the sale of the Common Shares, pursuant to the Purchase Agreement we also sold the Warrants to purchase up to 17,994,359 shares of common stock. The Warrants are exercisable beginning on or after the later of (i) the date on which we file an amendment to our Articles of Incorporation to increase the number of authorized shares of the Company’s common stock such that all of the Warrants may be exercised in full by the holders of the Warrants, subject to stockholder approval which is being sought in Proposal 2, and (ii) receipt of stockholder approval of this proposal (the “Initial Exercise Date”), at an exercise price per share equal to $0.22 (the “Exercise Price”), and will expire on the five year anniversary of the Initial Exercise Date.

The Exercise Price is subject to adjustment, at any time following the date stockholders approve this proposal, in the event of offerings or other issuances of common stock or common stock equivalents at a price below the then Exercise Price (a “Dilutive Issuance”). In such case, the Exercise Price will be adjusted to equal such lower price, which may be less than book value or the consolidated closing bid price of our common stock; provided, however, that such lower Exercise Price will not be less than $0.10 (the “Warrant Floor Price”).

We are seeking this stockholder approval, as required by and in accordance with Nasdaq Listing Rule 5635(d), in order to issue 17,994,359 shares of common stock upon the exercise of the Warrants.

Why we need Stockholder Approval

As noted above in Proposal 4, Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Based on the purchase price of the Common Shares and Exercise Price of the Warrants, the issuance of the shares of our common stock issuable upon exercise of the Warrants may be deemed to involve the issuance of securities convertible into more than 20% of our common stock at a discount to the market value of our common stock on the date of execution of the binding agreement to issue such securities.

This proposal is not contingent upon approval of Proposal 2, or any other proposals contained in this Proxy Statement; however, the Warrants cannot be exercised until such time that the stockholders approve an amendment to our Articles of Incorporation to provide for the issuance of all of the shares of common stock underlying the Warrants in addition to the receipt of stockholder approval as required by and in accordance with Nasdaq Listing Rule 5635(d).

Pursuant to the terms of the Purchase Agreement and the Warrants, we agreed to hold an annual or special meeting of stockholders by February 15, 2018 for the purpose of obtaining the approval of our stockholders of the Authorized Share Increase Proposal and such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from our stockholders, including the issuance of all of the shares issuable upon exercise of the Warrants, in accordance with Nasdaq Listing Rule 5635(d). If we do not obtain approval of the Authorized Share Increase Proposal and/or approval of this Proposal 5 at the Special Meeting, then we will call a meeting every forty-five (45) days thereafter to seek such approvals until are obtained or the Warrants are no longer outstanding.

Effect of approval of Proposal 4 on our stockholders.

If our stockholders approve this proposal, the issuance of shares of common stock upon exercise of the Warrants would not be subject to the issuance limitation cap set forth in Nasdaq Listing Rule 5635(d)

We believe the benefits of the approval of this proposal exceed the potential risks. Our ability to succeeds on our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If this proposal is approved, and assuming all of the Warrants are exercised for cash at the current Exercise Price, then we will receive approximately $3,958,758 in cash proceeds. If all of the Warrants are exercised for cash at the Warrant Floor Price, then we will receive approximately $1,799,436 in cash proceeds.

Moreover, if stockholder approval is not obtained at this Special Meeting, we will be required to call another special meeting every forty-five (45) days until approval is obtained or the Warrants are no longer outstanding. Calling and holding a special meeting, along with obtaining a brokers search and preparing, printing and mailing proxy statements and proxy cards, are expensive and time consuming.

Notwithstanding the foregoing, approval of Proposal 5 does involve certain risks. The issuance of common stock upon exercise of the Warrants may cause significant dilution to our stockholders’ ownership, voting power and right to participate in dividends or other payments from future earnings, if any, and may cause a decline in the market price of our common stock. A decline in our market price could impair our ability to raise funds in additional equity or debt financings.

The issuance of shares of our common stock would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The table below illustrates the number of shares of common stock outstanding, the number of shares of common stock that may be issued upon exercise of the Warrants if this proposal is approved, and the number of unreserved shares of common stock available for future issuance, assuming the Company effects the Authorized Share Increase and Proposal 4 is approved, following such issuances. The information in the following table is based on 47,078,788 shares of common stock issued and outstanding as of January 8, 2018 and 33,722,597 shares reserved for future issuance as of January 8, 2018.

Dilution Table Assuming 250,000,000 Authorized Shares	Approximate Number of Common Stock Outstanding	Approximate Number of Common Stock that may be Issued under this Proposal	Approximate Number of Unreserved Common Stock Available for Future Issuance
Pre-Split	47,078,788	17,994,359	151,204,256
Proposed Reverse Split Using 1-for-5 Ratio(1)	9,415,758	3,598,871	230,240,851
Proposed Reverse Split Using 1-for-60 Ratio(1)	784,647	299,905	248,353,404

(1) Any fractional shares that resulted from the Reverse Split have been rounded up to the nearest whole share.

No Appraisal Rights

Under the NRS, stockholders are not entitled to rights of appraisal with respect to Proposal 5, and we will not independently provide our stockholders with any such right.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast by the holders of all of the shares of common stock present in person or represented by proxy and entitled to voting on such matter will be required for approval of the Warrant Proposal.

The Board recommends that you vote FOR the approval of the Warrant Proposal.

PROPOSAL 6 — THE ADJOURNMENT PROPOSAL

We are asking our stockholders to consider and vote upon an adjournment by stockholders of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the proposals.

Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting, regardless of the presence of a quorum, is required to approve the adjournment of the Special Meeting in order to allow more time to solicit additional proxies.

The Board recommends that you vote FOR the Adjournment Proposal.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information as of January 8, 2018, regarding the beneficial ownership of our common stock by the following persons:

•         each person or entity who, to our knowledge, owns more than 5% of our common stock;

•         our Named Executive Officers;

•         each director; and

•         all of our executive officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, California 94303. Shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of January 8, 2018, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding the options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other stockholder.

Name of Beneficial Owner	Amount and nature of beneficial ownership		Percent of Class(1)
Nadir Ali	125,630	(2)	*
Bret Osborn	55,039	(3)	*
Leonard Oppenheim	9,221	(4)	*
Kareem Irfan	5,742	(5)	*
Tanveer Khader	150,277	(6)	*
Soumya Das	7,375	(7)	*
All Directors and Executive Officers as a Group (7 persons)	380,594	(8)	*

____________

*         less than 1% of the issued and outstanding shares of common stock.

(1)      Based on 47,078,788 shares outstanding on January 8, 2018.

(2)      Includes (i) 38,028 shares of common stock held of record by Nadir Ali, (ii) 65,644 shares of common stock issuable to Nadir Ali upon exercise of an outstanding stock option, (iii) 3,660 shares of common stock held of record by Lubna Qureishi, Mr. Ali’s wife and (iv) 18,298 shares of common stock held of record by the Qureishi Ali Grandchildren Trust. Mr. Ali is the joint-trustee (with his wife Lubna Qureishi) of the Qureishi Ali Grandchildren Trust and has voting and investment control over the shares held.

(3)      Includes (i) 44,067 shares of common stock held of record by Mr. Osborn and (ii) 10,972 shares of common stock issuable to Bret Osborn upon exercise of outstanding stock options.

(4)      Includes (i) 7,486 shares of common stock held of record by Mr. Oppenheim, and (ii) 1,735 shares of common stock issuable to Leonard Oppenheim upon exercise of outstanding stock options.

(5)      Includes (i) 4,007 shares of common stock held of record by Mr. Irfan and (ii) 1,735 shares of common stock issuable to Kareem Irfan upon exercise of outstanding stock options.

(6)      Includes (i) 144,535 shares of common stock owned directly by SyHolding Corp., (ii) 4,007 shares of common stock held of record by Mr. Khader and (iii) 1,735 shares of common stock issuable to Tanveer Khader upon exercise of outstanding stock options. Tanveer Khader holds the power to vote and dispose of the SyHolding Corp. shares.

(7)      Includes (i) 4,667 shares of common stock held of record by Mr. Das, and (ii) 2,708 shares of common stock issuable to Mr. Das upon exercise of outstanding stock options.

(8)      Includes (i) 107,142 shares of common stock held directly, or by spouse, (ii) 162,833 shares of common stock held of record by entities and (iii) 110,619 shares of common stock issuable upon exercise of stock options.

Other Matters

The Board does not intend to bring any other matters before the Special Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Special Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, of if no recommendation is given, in their own discretion.

The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to, or call, Wendy Loundermon, Vice President of Finance and Secretary of Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303, telephone number (703) 665-0585.

Copies of the documents referred to above that appear on our website are also available, without charge, upon request by any stockholder addressed to our Corporate Secretary, Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

ANNEX A

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Inpixon

2. The articles have been amended as follows: (provide article numbers, if available)

The Restated Articles of Incorporation are hereby amended as follows:

(a) The following is added as a new subsection (1) to Section (A ):

“Upon the effectiveness of the filing (the “Effective Time”) of the Amendment of Restated Articles of Incorporation, pursuant to the Chapter 78 of the NRS, each [   ] shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock automatically and without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The Corporation shall not issue to any holder a fractional share of Common Stock on account of the Reverse Stock Split. Rather, any fractional share of Common Stock resulting from such change shall be rounded upward to the nearest whole share of Common Stock. Share interests issued due to rounding are given solely to save the expense and inconvenience of issuing fractional shares of Common Stock and do not represent separately bargained for consideration. Until surrendered, each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall only represent the number of whole shares of Common Stock into which the shares of Common Stock formerly represented by such Old Certificate were combined into as a result of the Reverse Stock Split.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Shares representing [  ]% of the outstanding voting power were voted in favor of the amendment.

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

Signature of Officer Nadir Ali, Chief Executive Officer

A-1

ANNEX B

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Inpixon

2. The articles have been amended as follows: (provide article numbers, if available)

The Restated Articles of Incorporation are hereby amended as follows:

(a) The first paragraph of “ARTICLE IV. CAPITAL STOCK” is hereby amended and restated as follows:

“The Corporation is authorized to issue up to 255,000,000 shares of capital stock of which 250,000,000 shall be designated as ‘Common Stock’, each of which shall have a par value of $.001 and 5,000,000 which shall be designated as ‘Preferred Stock’, each of which shall have a par value of $.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Shares representing [ ]% of the outstanding voting power were voted in favor of the amendment.

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

Signature of Officer Nadir Ali, Chief Executive Officer

B-1

ANNEX C

2018 EMPLOYEE STOCK INCENTIVE PLAN

(Approved and adopted by the Board of Directors on January 4, 2018)

STATEMENT OF PURPOSE

The Inpixon Employee Stock Incentive Plan is intended to afford an incentive to employees, corporate officers, directors, consultants and other key persons employed or retained by INPIXON (the “Company”) and its subsidiaries and affiliates to acquire a proprietary interest in the Company and to enable the Company and its subsidiaries and affiliates to attract and retain such persons.

DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below:

a.“10% Holder” shall mean any person who, for purposes of Section 422 of the Code owns more than 10% of the total combined voting power of all classes of stock of the employer corporation or of any Subsidiary.

b. “Award” means any award granted pursuant to the provisions of the Plan, including any Stock Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit.

c. “Board” means the Board of Directors of the Company.

d. “Change of Control” has the meaning set forth in Section 4.3.1.

e. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

f. “Committee” means the Committee referred to in Section 3.1.

g. “Common Stock” means common stock, par value $0.001 per share, of the Company.

h. “Company” means Inpixon, a Nevada corporation, or any successor corporation.

i. “Covered Employee” means a participant designated prior to the grant of Stock Options, Restricted Stock, Stock Appreciation Rights or Restricted Stock Units by the Committee who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which such Stock Options, Restricted Stock, Stock Appreciation Rights or Restricted Stock Units are expected to be taxable to such participant.

j. “Eligible Persons” means the Eligible Persons referred to in Section 2 of the Plan.

k. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

l. “Fair Market Value” shall be determined in good faith by the Committee in accordance with the provisions of Treasury Department regulations 1.409A-1(b)(5)(iv)(A) and means, as of any given date, (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by a tier of the OTC Market Group Inc. (the “OTC Markets”) or similar organization; and (iv) if the stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the Common Stock are not furnished by the OTC Markets or a similar organization, the value established in good faith by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Common Stock in the hands of the Eligible Person.

Notwithstanding the foregoing, for purposes of granted Non-Qualified Stock Options, Stock Appreciation Rights, or Restricted Stock Units, Fair Market Value of Common Stock shall be determined in accordance with the requirements of Code Section 409A, and for purposes of granting Incentive Stock Options, Fair Market Value of Common Stock shall be determined in accordance with the requirements of Code Section 422.

m. “Incentive Stock Option” means any Stock Option designated as, and intended to qualify as, an “incentive stock option” within the meaning of Section 422 of the Code.

n. “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

o. “Performance Goals” means the performance goals established by the Committee in connection with the grant of an Award.

p. “Plan” means this 2018 Employee Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

q. “Qualified Performance-Based Award” means an Award of Stock Options, Restricted Stock, Stock Appreciation Rights or Restricted Stock Units designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Stock Options, Restricted Stock, Stock Appreciation Rights or Restricted Stock Units and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

r. “Restricted Stock” means an Award granted under Section 6.

s. “Restricted Stock Unit” means an Award granted under Section 7.

t. “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

u. “Stock Appreciation Right” means an Award granted under Section 5.

v. “Stock Option” means an Award granted under Section 4.

w. “Subsidiary” shall have the meaning given to the term “Subsidiary corporation” in Section 424(f) of the Code.

x. “Termination of Employment” means the termination of the participant’s employment with the Company and any of its Subsidiaries. A participant employed by a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be such a Subsidiary, and the participant does not immediately thereafter become an employee of the Company or another Subsidiary. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries shall not be considered Terminations of Employment, provided however, if such participant’s leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then any Incentive Stock Option held by such participant shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period. If so determined by the Committee, a participant shall be deemed not to have incurred a Termination of Employment if the participant enters into a contract with the Company or a Subsidiary providing for the rendering by the participant of consulting services to the Company or such Subsidiary on terms approved by the Committee; however, Termination of Employment of the participant shall occur when such contract ceases to be in effect.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

STATEMENT OF THE PLAN

1.       Shares Subject to the Plan.

Subject to the provisions of Section 8, the maximum number of shares which may be issued under the Plan shall be two million (2,000,000) shares of Common Stock, par value $0.001 per share, of the Company (the “Shares”), which shall automatically increase annually on the first day of each calendar quarter, beginning on April 1, 2018 and for each quarter thereafter through October 1, 2028, by a number of shares of common stock equal to the least of (i) 1,000,000 Shares, (ii) twenty percent (20%) of the outstanding Shares on the last day of the immediately preceding calendar quarter, or (iii) such number of Shares determined by the Committee. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Awards granted under the Plan. The Shares subject to the Plan shall be either authorized and unissued shares or treasury shares of Common Stock. If any Award is forfeited, or if any Stock Option (and related Stock Appreciation Right, if any) terminates, expires or lapses for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Stock Appreciation Right is exercised for cash, the unpurchased Shares subject to such Awards shall again be available for distribution under the Plan. No more than 2,000,000 Shares may be delivered in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan as a result of forfeited, terminated, expired or lapsed Stock Options as provided above in this Section 1. The limitations of this Section 1 shall be subject to adjustment pursuant to Section 8.

2.       Eligibility.

Awards may be granted only to employees, salaried officers and other key persons employed or retained by the Company or its Subsidiaries, and any non-employee director, consultant, vendor or other individual having a business relationship with the Company or its Subsidiaries to the extent not prohibited by law (“Eligible Persons”). As used in this Plan, the term “Subsidiaries” shall include Subsidiaries of a Subsidiary.

3.       Administration of the Plan.

3.1. The Plan shall be administered by either the full Board of Directors or by a committee (either the full Board or the committee is referred to hereinafter as the “Committee”) composed of at least two non-employee directors, each of whom shall be a disinterested person, as defined by Rule 16b-3(c)(2)(i) under the Exchange Act, which Committee shall be appointed by and serve at the pleasure of the Board. Within the limits of the express provisions of the Plan, the Committee shall have the authority to determine, in its absolute discretion, (i) the individuals to whom, and the time or times at which Awards shall be granted, (ii) whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units or any combination thereof are to be granted hereunder, (iii) the number of Shares to be covered by each Award granted hereunder, (iv) subject to Sections 4.7 and 6.3(G), the terms and conditions of any Award granted hereunder including, but not limited to, the option price, any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary), and any vesting, acceleration, forfeiture or waiver regarding any Award and the shares of Common Stock relating thereto, (v) modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to, Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to Qualified Performance-Based Awards or waive or alter the Performance Goals associated therewith or cause such Award to vest earlier than permitted by Section 6.3(G); (vi) to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and (vii) under what circumstances an Award may be settled in cash or Common Stock under Sections 6.3(B) and 10, provided, however, that the Committee shall not have such power to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A. In making such determinations, the Committee may take into account such factors as the Committee, in its absolute discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option instruments or agreements (which need not be identical) and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The Committee’s determinations on the matters referred to in this Section 3.1 shall be conclusive. Any determination by a majority of the members of the Committee shall be deemed to have been made by the whole Committee.

3.2. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by such member, or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the members may have as directors or otherwise under the By-laws of the Company, any agreement or vote of stockholders or disinterested directors or otherwise.

4.       Stock Options.

Stock Options may be granted alone or in addition to other Awards. Stock Options granted hereunder may be either Incentive Stock Options or Non-Qualified Stock Options. Any Stock Option granted hereunder shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

4.1. Stock Option Exercise Price. Subject to adjustments in accordance with Sections 8 and 9, the exercise price of each Stock Option granted under the Plan shall be set forth in the applicable Option Agreement, but in no event shall such price be less than the Fair Market Value of the Shares subject to the Stock Option on the date the Stock Option is granted. The exercise price for Incentive Stock Options shall not be less than 100% of the Fair Market Value per share of the Common Stock at the time the Stock Option is granted, nor less than 110% of such Fair Market Value in the case of an Incentive Stock Option granted to an individual who, at the time the option is granted, is a 10% Holder. The Fair Market Value of the Shares shall be determined in good faith by the Committee, with the approval of the Board, in accordance with the Plan and in accordance with the requirements of Code Sections 409A and 422.

4.2. Maximum Stock Option Grant. With respect to Stock Options which are intended to qualify as Incentive Stock Options, the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options granted to any participant (whether under this Plan or under any other stock option plan of the Company or its Subsidiaries) become exercisable for the first time in any calendar year, may not exceed $150,000. The number of Shares for which any participant, in any calendar year, may be granted Stock Options under the Plan not treated as Incentive Stock Options shall be limited to not more than 150,000. Notwithstanding the forgoing, nothing contained in the Plan shall be construed to prohibit the grant of Stock Options under the Plan to an Eligible Person by reason of such person holding Stock Options to purchase shares of Common Stock or any other securities of the Company granted otherwise than under the Plan.

4.3. Exercise of Stock Options.

4.3.1. Subject to the provisions in this Section 4.3 and in Section 10, Stock Options may be exercised in whole or in part. The Committee, in its absolute discretion, shall determine the time or times at which any Stock Option granted under the Plan may be exercised; provided, however, that each Stock Option:

(A) shall be exercisable by a participant only if such participant was an Eligible Person (and in the case of an Incentive Stock Option, was an employee or salaried officer of the Company or any of its Subsidiaries) at all times beginning from the date of the grant of the Incentive Stock Option to a date not more than three months (except as otherwise provided in Section 9) before exercise of such Stock Option;

(B) may not be exercised prior to the expiration of at least six months from the date of grant except in the case of the death or disability of the participant or otherwise with the approval of the Committee or the Board of Directors or, if the option agreement evidencing such Stock Option so provides, upon a “Change of Control” as defined below;

(C) shall expire no later than the expiration of ten years (five years in the case of an Incentive Stock Option granted to a 10% Holder) from the date of its grant; and

(D) shall not be exercisable by a participant until such participant executes and delivers a written representation to the effect that such participant is acquiring the Common Stock for investment and not with the intent of distributing the same (unless such Common Stock shall be appropriately registered under the Securities Act of 1933, as amended, or exempt from registration thereunder).

A “Change of Control” as used in this Section 4.3 shall mean any of the following:

(i) any consolidation, merger or sale of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s stock would be converted into cash, securities or other property; or

(ii) the stockholders of the Company approve an agreement for the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

(iii) any approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act of an aggregate of 30% or more of the voting power of the Company’s outstanding voting securities by any single person or group (as such term is used in Rule 13d-5 under the Exchange Act), unless such acquisition was approved by the Board of Directors prior to the consummation thereof); or

(v) the appointment of a trustee in a Chapter 11 bankruptcy proceeding involving the Company or the conversion of such a proceeding into a case under Chapter 7.

As a condition of the grant of a Stock Option, the Committee, in its absolute discretion, may require an Eligible Person to enter into an employment agreement with the Company or any Subsidiary or affiliate of the Company covering a period of at least one year following the grant, and if the grant specifically requires, compliance with all terms and conditions of any such employment agreement shall be a condition to the exercise by the participant of such participant’s Stock Option (provided, however, that such compliance may be waived by the Committee in its absolute discretion).

4.3.2. Stock Options granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal offices (to the attention of the Secretary) of written notice of the number of Shares with respect to which the Stock Option is being exercised, accompanied by payment in full of the Stock Option exercise price of such Shares. The exercise price shall be payable in cash by a certified or bank check or such other instrument as the Company may accept; provided, however, that in lieu of payment in cash, a participant may, with the approval of the Company’s Board and on the recommendation of the Committee, pay for all or part of the Shares to be purchased upon exercise of such participant’s Stock Option by:

(A) tendering to the Company shares of the Company’s Common Stock owned by such participant and having a Fair Market Value (as determined pursuant to Section 4.1) equal to the exercise price (or the balance thereof) applicable to such participant’s Stock Option; or

(B) complying with any exercise and sell (or cashless exercise) program which the Company has established with a broker-dealer.

4.3.3. The holder of an option shall have none of the rights of a stockholder with respect to the Shares covered by such holder’s option until such Shares shall be issued to such holder upon the exercise of such holder’s option.

4.4. Termination of Service. In the event that the service of an individual to whom a Stock Option has been granted under the Plan shall terminate (otherwise than by reason of such individual’s death or total disability, or for cause), such option may be exercised (if and to the extent that such individual was entitled to do so at the date of termination of such individual’s service) at any time within three months after such termination, but in no event after the expiration of the term of the option. No option granted under the Plan may be exercised by a participant following termination of such participant’s employment for cause. “Termination for cause” shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If the service of an individual to whom a Stock Option has been granted under the Plan shall be suspended pending an investigation of whether or not the individual shall be terminated for cause, all of the individuals rights under any option granted hereunder likewise shall be suspended during the period of investigation.

4.5. Death or Total Disability of a Stock Option Holder. In the event of the death or total disability of an individual to whom a Stock Option has been granted under the Plan (i) while serving as an Eligible Person; or (ii) within three months after the termination of such service, other than for cause, such option may be exercised (if and to the extent that the deceased individual was entitled to do so at the date of such individual’s death or total disability) by a legatee or legatees of such participant under such individual’s last will and testament or by such individual’s personal representatives or distributees, at any time within twelve months after such individual’s death or total disability, but in no event after the expiration of the term of the option.

As used in this Plan, the term “total disability” refers to a mental or physical impairment of the individual which has lasted or is expected to last for a continuous period of twelve months or more and which causes the individual to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform such individual’s duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Committee.

4.6. Non-transferability of Stock Options. A Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the lifetime of the Eligible Person only by such Eligible Person. Notwithstanding the foregoing, the Committee shall have discretionary authority to grant Stock Options which will be transferable to members of a participant’s immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. A transferred option would be subject to all of the same terms and conditions as if such option had not been transferred. Upon any attempt to transfer a Stock Option granted under this Plan otherwise than as permitted hereunder, or upon the levy of attachment or similar process upon such option, such option shall automatically become null and void and of no further force and effect.

4.7. Evidence of Stock Option Grant. Each option granted pursuant to the Plan shall be evidenced by an agreement (the “Option Agreement”) which shall clearly identify the status of the Stock Options granted thereunder (i.e., whether an Incentive Stock Option or Non-Qualified Stock Option). The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable.

4.8. Deferral of Stock Option Shares. The Committee may from time to time establish procedures pursuant to which a participant may elect to defer, until a time or times later than the exercise of a Stock Option, receipt of all or a portion of the shares of Common Stock subject to such Stock Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding Sections 4.3.1 and 4.3.2. above, a participant who elects such deferral shall not have any rights as a stockholder with respect to such deferred shares unless and until shares are actually delivered to the participant with respect thereto, except to the extent otherwise determined by the Committee. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of shares of Common Stock or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of additional tax under Code Section 409A(a)(1)(B).

5.       Stock Appreciation Rights

5.1. Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by a participant in accordance with Section 5.2 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the participant shall be entitled to receive an amount determined in the manner prescribed in Section 5.2. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

5.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(A) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

(B) Upon the exercise of a Stock Appreciation Right, a participant shall be entitled to receive an amount in cash, shares of Common Stock or both, in value equal to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(C) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 4.6.

(D) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 1 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

6.       Restricted Stock

6.1. Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Eligible Person, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 6.3.

6.2. Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Eligible Person and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Inpixon Employee Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.”

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

6.3. Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(A) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions; provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied and further, provided, however, that the Committee shall not have such power to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A.

(B) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 6.3(G), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant’s continued service is required (the “Restriction Period”), and until the later of (i) the expiration of the Restriction Period and (ii) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

(C) Except as provided in this Section 6.3(C) and Sections 6.3(A) and 6.3(B) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. If so determined by the Committee in the applicable Restricted Stock Agreement, (i) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends; and (ii) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

(D) Except to the extent otherwise provided in the applicable Restricted Stock Agreement or Sections 6.3(A), 6.3(B), 6.3(E) or 9.1(D), upon a participant’s Termination of Employment for any reason during the Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant.

(E) Except to the extent otherwise provided in Section 9.1(D), in the event that a participant retires or such participant’s employment is involuntarily terminated, the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than, in the case of Restricted Stock with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the Participant’s employment is terminated by reason of death or Disability) with respect to any or all of such participant’s shares of Restricted Stock.

(F) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

(G) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

7.       Restricted Stock Units.

7.1. Administration. Restricted Stock Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Persons to whom and the time or times at which grants of Restricted Stock Units will be awarded and the number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All Restricted Stock Units shall be made pursuant to a Restricted Stock Unit Award Agreement (an “RSU Agreement”).

7.2. Terms of Restricted Stock Units. The Committee will determine the terms of a Restricted Stock Unit including, without limitation: (a) the number of Shares subject to the Restricted Stock Unit; (b) the time or times during which the Restricted Stock Unit may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the participant’s Termination of Employment on each Restricted Stock Unit. A Restricted Stock Unit may be awarded upon satisfaction of such performance goals based on Performance Goals during any period of service determined by the Committee, during which years of service or performance is to be measured for the Award (the “Performance Period”) as are set out in advance in the participant’s RSU Agreement. If the Restricted Stock Unit is being earned upon satisfaction of Performance Goals, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the Restricted Stock Unit; (y) select from among the Performance Goals to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the Restricted Stock Unit. Performance Periods may overlap and participants may participate simultaneously with respect to Restricted Stock Units that are subject to different Performance Periods and different performance goals and other criteria.

7.3. Form and Timing of Settlement. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the RSU Agreement. The Committee, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a Restricted Stock Unit to a date or dates after the Restricted Stock Unit is earned provided that the terms of the Restricted Stock Unit and any deferral satisfy the requirements of Section 409A of the Code.

7.4. Termination. Except as may be set forth in the participant’s RSU Agreement, vesting ceases on such participant’s date of Termination of Employment (unless determined otherwise by the Committee).

8.       Adjustments Upon Change in Capitalization.

In the event of changes in the outstanding shares of Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares available under the Plan, the number and class of Shares or the amount of cash or other assets or securities available upon the exercise of any Award granted hereunder and the number of Shares to be issued pursuant to an Award shall be correspondingly adjusted, to the end that the participant’s proportionate interest in the Company, any successor thereto or in the cash, assets or other securities into which Shares are converted or exchanged shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event. All references in this Plan to “Common Stock” from and after the occurrence of such event shall be deemed for all purposes of this Plan to refer to such other class of shares or securities issuable upon the exercise or payment of Awards granted pursuant hereto.

9.       Material Transaction, Liquidation or Dissolution of the Company.

9.1. In the event of a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (each a “Material Transaction”), unless otherwise provided in the applicable agreement for an Award, the Committee shall:

(A) provide for the assumption of outstanding Awards, or the substitution of outstanding Awards for new Awards, for equity securities of the surviving, successor or purchasing corporation, or a parent or Subsidiary thereof, with appropriate adjustments as to the number, kind, vesting and prices of Shares subject to such Awards, as determined in good faith by the Board in its sole discretion, or

(B) provide that the vesting of each outstanding Award shall automatically be accelerated, if applicable, so that 100% of the unvested Shares covered by such Award shall be fully vested upon the consummation of the Material Transaction, and

(i) provide notice to Participants that all outstanding Stock Options, Stock Appreciation Rights and Restricted Stock Units must be exercised on or before a specified date (which date shall be at least ten days from the date of notice), after which the Stock Options, Stock Appreciation Rights and Restricted Stock Units shall terminate; or

(ii) terminate each outstanding Stock Option, Stock Appreciation Right or Restricted Stock Unit in its entirety and exchange such Award for a payment of cash, securities and/or property equal to the Fair Market Value of the Common Stock into which such Award convertible, less the exercise price for such Award.

(C) provide that the restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable, and

(D) the Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes.

Notwithstanding the foregoing, for purposes of Sections 9.1(A), 9.1(B), 9.1(C) and 9.1(D), the Committee shall not have any of the foregoing powers to the extent that the mere possession (as opposed to the exercise) of such power would result in adverse tax consequences to any participant under Code Section 409A.

9.2. In the event of the dissolution or liquidation the Company, whether voluntary or otherwise, that is not a Material Transaction, all outstanding unexercised Stock Options and Stock Appreciation Rights must be exercised, if at all, within the ninety day period commencing on the date specified in Section 9.3 below. All such Awards which become exercisable during the ninety day period commencing on the date specified in Section 9.3 below, shall terminate at the end of such ninety day period to the extent not exercised prior thereto.

9.3. The date specified in this Section 9.3 is the date of the earliest to occur of the following events:

(i) the entry, in a court having jurisdiction, of an order that the Company be liquidated or dissolved;

(ii) adoption by the stockholders of the Company of a resolution resolving that the Company be liquidated or dissolved voluntarily; or

(iii) adoption by the stockholders of the Company of a resolution to the effect that the Company cannot, by reason of its liabilities, continue its business and that it is advisable to liquidate or dissolve the Company. Notwithstanding anything herein to the contrary, in no event may any option granted hereunder be exercised after the expiration of the term of such option.

10.     Further Conditions.

Each Award granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine, in its absolute discretion, that it is necessary or desirable as a condition of, or in connection with the grant and/or issuance of Award or the exercise thereof, to effect or obtain, as the case may be:

(i) the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law;

(ii) the consent or approval of any governmental body;

(iii) any investment representation or agreement by the individual desiring to be issued or to exercise an Award granted under the Plan; or

(iv) an opinion of counsel for the Company,

then, no Award may be issued or exercised, as the case may be, in whole or in part unless such listing, registration, qualification, consent, approval, investment or representation agreement or opinion shall have been effected or obtained, as the case may be, free of any condition not acceptable to the Board or the Committee.

11.     Exchange and Buyout of Awards.

11.1. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

11.2. The Committee may, at any time or from time to time, authorize the Company to buy from a participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the participant may agree.

12.     Termination, Modification and Amendment.

12.1. The Plan (but not Awards previously granted under the Plan) shall terminate on January 4, 2028, and no Awards shall be granted after, the tenth anniversary of its adoption by the Board; provided that the Board may at any time terminate the Plan prior thereto upon the adoption of a resolution of the Board.

12.2. The Board shall have complete power and authority to modify or amend the Plan in whole or in part and from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without the approval of the votes represented by a majority of the outstanding Common Stock of the Company present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the Company’s jurisdiction of incorporation or by the written consent of stockholders owning stock representing a majority of the votes of the Company’s outstanding stock entitled to vote:

(i) increase the number of Shares available for the grant of Awards under Section 1 of the Plan (except as provided in Section 8);

(ii) extend the term of the Plan or the period during which Awards may be granted or exercised;

(iii) reduce the Stock Option price of an outstanding Stock Option;

(iv) alter the maximum number of Shares available for the grant of Awards in the form of Incentive Stock Options and Restricted Stock;

(v) materially increase the benefits accruing to participants under the Plan;

(vi) modify the requirements as to eligibility for participation in the Plan;

(vii) modify the nature of the Awards which may be granted under the Plan;

(viii) with respect to Stock Options which are Incentive Stock Options, amend the Plan in any respect which would cause such Stock Options to no longer qualify for Incentive Stock Option treatment pursuant to the Code; and

(ix) alter the provisions set forth in Section 6.3(H) with respect to minimum vesting schedules relating to Awards in the form of Restricted Stock.

No termination or amendment of the Plan shall, without the consent of the individual participant, adversely affect the rights of such participant under an Award theretofore granted to such participant.

13.     Taxes.

The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Awards granted under the Plan. The Company may further require notification from the participants upon any disposition of Common Stock acquired pursuant to the Awards granted hereunder.

14.     Effectiveness Of The Plan.

The Plan shall become effective immediately upon its approval and adoption by the Board, subject to approval by a majority of the votes of the outstanding shares of capital stock of the stockholders of the Company cast at any duly called annual or special meeting of the Company’s stockholders held within one year from the date of Board adoption and approval.

15.     Designation of Beneficiary by Participant.

A participant may designate one or more beneficiaries to receive any rights and payments to which such participant may be entitled in respect of any option granted under the Plan in the event of such participant’s death. Such designation shall be on a written form acceptable to and filed with the Committee. The Committee shall have the right to review and approve beneficiary designations. A participant may change the participant’s beneficiary(ies) from time to time in the same manner as the original designation, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee. If no designated beneficiary survives the participant and is living on the date on which any right or amount becomes payable to such participant’s beneficiary(ies), such payment will be made to the legal representatives of the participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Committee, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

16.     Certificates.

All Shares delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall have the appropriately legend.

17.     Securities Law and Other Regulatory Compliance.

17.1. The issuance of Awards under the Plan will not be effective unless such issuance is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of issuance/grant and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

(i) obtaining any approvals from governmental agencies that the Committee determines are necessary or advisable; and/or

(ii) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Committee determines to be necessary or advisable.

17.2. The Company will be under no obligation to register the Shares under the Securities Act of 1933, as amended, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18.     No Obligation to Employ.

The Plan shall not constitute a contract of employment and nothing in this Plan shall confer or be deemed to confer on any participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or affiliate of the Company or limit in any way the right of the Company or any Subsidiary or affiliate of the Company to terminate the participant’s employment or other relationship at any time, with or without cause.

19.     Non-exclusivity of the Plan.

Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20.     Miscellaneous Provisions.

20.1. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Eligible Persons under the Plan, whether or not such Eligible Persons are similarly situated.

20.2. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any option granted under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

20.3. It is the intent of the Company that if the Company’s securities are registered with the Securities and Exchange Commission the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

20.4. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding the grant of Stock Options hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

20.5. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Awards granted under the Plan and any agreements in connection therewith, shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.

ANNEX D

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1 through 7.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000350914_1 R1.0.1.17

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INPIXON
Special Meeting of Stockholders
February 2, 2018 10:00 AM Local Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Nadir Ali and Wendy Loundermon, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of INPIXON that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, Local Time on February 2, 2018, at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000350914_2 R1.0.1.17

D-2